Exhibit 99.3

Unaudited Pro Forma Consolidated Statement of Income

(In Thousands, except per share amounts)

		Adjustments					Pro Forma Year Ended January 28, 2006 (Unaudited)
	Year Ended January 28, 2006	Remove Historical Parisian Amounts (1)	Remove Historical NDSG Amounts (2)	Remove Historical Proffitt’s Amounts (3)	TSA Revenue (4), (5), (6)	Total Pro Forma Adjustments
NET SALES	$5,953,352	$(723,435)	$(2,168,237)	$(162,555)		$(3,054,227)	$2,899,125

Cost of sales (excluding depreciation and amortization)	3,742,459	(459,030)	(1,345,961)	(103,489)		(1,908,480)	1,833,979

Gross margin	2,210,893	(264,405)	(822,276)	(59,066)		(1,145,747)	1,065,146

Selling, general and administrative expenses	1,548,747	(188,195)	(534,537)	(41,080)	$(57,437)	(821,249)	727,498
Other operating expenses
Property and equipment rentals	190,471	(26,765)	(57,790)	(3,127)		(87,682)	102,789
Depreciation and amortization	210,115	(23,308)	(49,314)	(6,063)		(78,685)	131,430
Taxes other than income taxes	160,723	(15,982)	(55,323)	(4,016)		(75,321)	85,402
Store pre-opening costs	4,112	(1,357)	(1,528)			(2,885)	1,227
Impairments and dispositions	(105,361)	(58,093)	(807)	155,525		96,625	(8,736)

OPERATING INCOME (LOSS)	202,086	49,295	(122,977)	(160,305)	57,437	(176,550)	25,536

Interest expense	(85,778)	147	8,455			8,602	(77,176)
Loss on extinguishment of debt	(29,375)	—	—			—	(29,375)
Other income, net	7,705	—	—			—	7,705

INCOME (LOSS) BEFORE INCOME TAXES	94,638	49,442	(114,522)	(160,305)	57,437	(167,948)	(73,310)
Provision (benefit) for income taxes	72,290	2,251	(46,598)	(82,361)	22,772	(103,936)	(31,646)

NET INCOME (LOSS)	$22,348	$47,191	$(67,924)	$(77,944)	$34,665	$(64,012)	$(41,664)

Earnings (loss) per common share:
Basic earnings (loss) per common share	$0.16						$(0.30)

Diluted earnings (loss) per common share	$0.16						$(0.30)

Weighted average common shares:
Basic	138,348						138,348
Diluted	143,571						138,348

Unaudited Pro Forma Consolidated Statement of Income

(In Thousands, except per share amounts)

		Adjustments				Pro Forma Six Months Ended July 29, 2006 (Unaudited)
	Six Months Ended July 29, 2006 (Unaudited)	Remove Historical Parisian Amounts (1)	Remove Historical NDSG Amounts (2)	TSA Revenue (4), (5), (6)	Total Pro Forma Adjustments
NET SALES	$1,800,409	$(330,957)	$(181,725)		$(512,682)	$1,287,727

Cost of sales (excluding depreciation and amortization)	1,143,591	(210,458)	(113,256)		(323,714)	819,877

Gross margin	656,818	(120,499)	(68,469)	—	(188,968)	467,850

Selling, general and administrative expenses	510,622	(94,092)	(48,039)		(142,131)	368,491
Other operating expenses	198,862	(33,257)	(11,260)		(44,517)	154,345
Store pre-opening costs	504	(215)			(215)	289
Impairments and dispositions	(199,454)	(241)	205,147		204,906	5,452

OPERATING INCOME (LOSS)	146,284	7,306	(214,317)	—	(207,011)	(60,727)

Interest expense	(25,781)	138			138	(25,643)
Gain on extinguishment of debt	7				—	7
Other income, net	15,751				—	15,751

INCOME (LOSS) BEFORE INCOME TAXES	136,261	7,444	(214,317)	—	(206,873)	(70,612)
Provision (benefit) for income taxes	110,218	2,672	(132,362)		(129,690)	(19,472)

NET INCOME (LOSS)	$26,043	$4,772	$(81,955)	$—	$(77,183)	$(51,140)

Income (loss) per common share:
Basic earnings (loss) per common share	$0.19					$(0.38)

Diluted earnings (loss) per common share	$0.19					$(0.38)

Weighted average common shares:
Basic	134,741					134,741
Diluted	136,593					134,741

Saks Incorporated

Notes to Unaudited Pro Forma Consolidated Statements of Income

(1)	To reflect the removal of the historical operating contribution of the Parisian stores sold, in addition to the distribution, administrative, merchandising and store operations associated with the Parisian’s divisional operating and distribution facilities. A Parisian goodwill impairment charge of $48,542 was recorded during the fourth quarter of 2005. For FY 2005, the effective income rate differs from the statutory federal income tax rate due to the effect of non-deductible goodwill.

(2)	Effective March 6, 2006, the Company sold NDSG to Bon-Ton. A non-recurring pre-tax gain of $205,147 from the sale was recognized in the historical consolidated statements of income during the first quarter of 2006. The unaudited pro forma consolidated statement of income eliminates both the results of operations of NDSG from January 30, 2005 through March 6, 2006 and the non-recurring gain recognized on the sale since such gain is non-recurring and directly attributable to the transaction for which the pro forma financial statements are prepared. For the six-month period ended July 29, 2006, the effective income rate differs from the statutory federal income tax rate due to the effect of non-deductible goodwill.

(3)	Effective July 2, 2005, the Company sold Proffitt’s to Belk. A non-recurring pre-tax gain of $155,525 from the sale was recognized in the historical consolidated statements of income during the second quarter of 2005. The unaudited pro forma consolidated statement of income eliminates both the results of operations of Proffitt’s from January 30, 2005 through July 2, 2005 and the non-recurring gain recognized on the sale since such gain is non-recurring and directly attributable to the transaction for which the pro forma financial statements are prepared. For FY 2005, the effective income rate differs from the statutory federal income tax rate due to the effect of non-deductible goodwill.

(4)	To reflect the revenue associated with the Parisian TSA, included as part of the Parisian Agreement, whereby Belk will compensate the Company for providing certain back-office services, for varying periods as outlined in the agreement. The initial terms of the Parisian TSA do not exceed twelve months, and thus, there is no Parisian TSA revenue shown as a pro forma adjustment for the six month period ended July 29, 2006. Parisian TSA revenue for FY 2005 totaled $6,806.

(5)	To reflect the revenue associated with the NDSG TSA, included as part of the NDSG Agreement, whereby Bon-Ton will compensate the Company for providing certain back-office services, for varying periods as outlined in the agreement. The initial terms of the NDSG TSA do not exceed twelve months, and thus, there is no NDSG TSA revenue shown as a pro forma adjustment for the six month period ended July 29, 2006. NDSG TSA revenue for FY 2005 totaled $40,557.

(6)	To reflect the revenue associated with the Proffitt’s TSA, included as part of the Proffitt’s Agreement, whereby Belk will compensate the Company for providing certain back-office services, for varying periods as outlined in the Agreement. The initial terms of the Proffitt’s TSA do not exceed twelve months, and thus, there is no Proffitt’s TSA revenue shown as a pro forma adjustment for the six-month period ended July 29, 2006. Proffitt’s TSA revenue for FY 2005 totaled $10,074.

Unaudited Pro Forma Consolidated Balance Sheet

(In Thousands)

	July 29, 2006 (Unaudited)	Pro Forma Adjustments		Pro Forma July 29, 2006 (Unaudited)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$500,914	$(262,684	)(1)	$238,230
Merchandise inventories	641,784			641,784
Other current assets	179,184			179,184
Deferred income taxes, net	33,317			33,317
Current assets-held for sale	177,343	(177,343	)(2)	—

TOTAL CURRENT ASSETS	1,532,542	(440,027)		1,092,515
PROPERTY AND EQUIPMENT, NET	1,109,412			1,109,412
PROPERTY AND EQUIPMENT, NET - HELD FOR SALE	226,320	(226,320	)(2)	—
GOODWILL AND INTANGIBLES, NET	338			338
GOODWILL AND INTANGIBLES, NET - HELD FOR SALE	4,030	(4,030	)(2)	—
DEFERRED INCOME TAXES, NET	157,648			157,648
OTHER ASSETS	35,644			35,644
OTHER ASSETS - HELD FOR SALE	1,032	(1,032	)(2)	—

TOTAL ASSETS	$3,066,966	$(671,409)		$2,395,557

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$190,782			$190,782
Accrued expenses and other current liabilities	368,462	$(403	) (2)	368,059
Current portion of long-term debt	7,106			7,106
Current liabilities - held for sale	78,292	(78,292	)(2)	—

TOTAL CURRENT LIABILITIES	644,642	(78,695)		565,947

LONG-TERM DEBT	683,180			683,180
LONG-TERM DEBT - HELD FOR SALE	1,638	(1,638	)(2)	—
OTHER LONG-TERM LIABILITIES	144,570	(18,904	)(2)	125,666
OTHER LONG-TERM LIABILITIES - HELD FOR SALE	26,729	(26,729	)(2)	—

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY	1,566,207	(545,443	)(3)	1,020,764

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$3,066,966	$(671,409)		$2,395,557

Saks Incorporated

Notes to Unaudited Pro Forma Consolidated Balance Sheet

(1)	To reflect net cash proceeds from the Parisian transaction as follows:

Cash received for sale of Parisian	$285,000
Cash received for adjustment to working capital	15,352
Cash received for preimium on receivables and other items	2,367
Cash paid for transaction expenses	(5,000)
Cash paid for taxes	(10,403)

Net cash received	287,316

Special cash dividend	(550,000)

Net cash	$(262,684)

(2) To reflect the removal of the assets and liabilities associated with the Parisian stores sold, in addition to the assets and liabilities associated with the administrative, merchandising and store operations associated with Parisian’s divisional operating facility.

(3) To reflect an increase for the after-tax net gain on the transaction and the special cash dividend of $550,000.